BTS BOND ASSET ALLOCATION FUND

Class A shares: BTSAX

Class C shares: BTSCX

BTS TACTICAL FIXED INCOME FUND

Class A shares: BTFAX

Class C shares: BTFCX

Supplement dated November 14, 2014 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2014

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective December 12, 2014, the purchase of shares of the BTS Bond Asset Allocation Fund (the “BTS Bond”) is suspended. BTS Bond will be merging into the BTS Tactical Fixed Income Fund (“BTS Tactical”) as of December 12, 2014 (the “Merger Date”).

Accordingly, the prospectus has been amended:

References to BTS Bond.  All references to BTS Bond in the prospectus and SAI are deleted effective as of December 12, 2014.

Suspension of New Sales.  Effective November 14, 2014, BTS Bond will no longer accept orders from any new investors.  Existing shareholders of BTS Bond as of November 14, 2014 will be allowed to purchase shares, including those shares acquired through dividend reinvestment, until the Merger Date.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR SHARES OF BTS BOND PRIOR TO DECEMBER 12, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY TRANSFERRED TO BTS TACTICAL AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-877-BTS-9820.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-877-BTS-9820.